Exhibit 10.4

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

April 13, 2010

Mr. Mike Harrison

Brocade Communications Systems, Inc.

1745 Technology Drive

San Jose, CA 95110

Subject: Amendment 40 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 40 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2. Exhibit B of the SOW #1 is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

3. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:		Accepted and Agreed To:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright 4/15/10	By:	/s/ Charles Leeming 4/16/10
Authorized Signature Date		Authorized Signature Date
Michelle B. Wright		Charles Leeming
Type or Print Name		Type or Print Name
GCM – Storage OEM Procurement		VP, OEM Sales
Title & Organization		Title & Organization

Address:	Address:	1745 Technology Drive
San Jose, CA 95110

Amendment 40 to SOW 1 Brocade Confidential Information	Page 1 of 39

Accepted and Agreed To:

Brocade Communications Switzerland, SarL

By:	/s/ U. Plechschmidt 19-April-2010
Authorized Signature Date

Ulrich Plechschmidt
Type or Print Name

Vice President EMEA
Title & Organization

Amendment 40 to SOW 1 Brocade Confidential Information	Page 2 of 39

AMENDMENT 40 TO SOW-1

EXHIBIT A Updated as of April 13, 2010

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software

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SW2400 & SW2800

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 3 of 39

2Gbit/sec Switch Products and Software

SW3200

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SW3800

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 4 of 39

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SW3900

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 5 of 39

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SW325x & SW385x

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 6 of 39

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4Gbit/sec Switch Products and Software

SW210x

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SW4100

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 7 of 39

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SW4900

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 8 of 39

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BROCADE 5000

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SW7500

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 9 of 39

BROCADE 7500E

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8Gbit/sec Switch Products and Software

BROCADE 300

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BROCADE 300 BUNDLED WITH SFP’S

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 10 of 39

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BROCADE 300 FRU’s

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BROCADE 300 SFP’S

NOTE: For SFP pricing, reference Director Section - BROCADE DCX (DATA CENTER BACKBONE)

BROCADE 300 OPTIONAL SOFTWARE

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 11 of 39

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BROCADE 5100

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BROCADE 5100 BUNDLED WITH SFP’S

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BROCADE 5100 FRU’s

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 12 of 39

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BROCADE 5100 SFP’s

NOTE: For SFP pricing, reference Director Section - BROCADE DCX (DATA CENTER BACKBONE)

BROCADE 5100 OPTIONAL SOFTWARE

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 13 of 39

BROCADE 5300

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BROCADE 5300 BUNDLED WITH SFP’S

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BROCADE 5300 FRU’s

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BROCADE 5300 SFP’S

NOTE: For SFP pricing, reference Director Section - BROCADE DCX (DATA CENTER BACKBONE)

BROCADE 5300 OPTIONAL SOFTWARE

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 14 of 39

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FCoE Switch Products and Software

BROCADE 8000 (Accessories, FRU’s, Optional Software)

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 15 of 39

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BROCADE 8000 FRU’s

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BROCADE 8000 OPTIONAL SOFTWARE

(NOTE: Using 2 p/n’s already released with Brocade 5100)

BROCADE 8000 CEE Only (Accessories, FRU’s, Optional Software)

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BROCADE 8000 CEE Only FRU’s

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 16 of 39

EXTENSION PRODUCTS

BROCADE 7800 (Accessories, FRU’s, Optional Software)

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BROCADE 7800 FRU’s

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BROCADE 7800 OPTIONAL SOFTWARE

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 40 to SOW 1 Brocade Confidential Information	Page 17 of 39

MULTI-PROTOCOL ROUTER

SW7420

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DIRECTOR PRODUCTS AND SOFTWARE

SW12000

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SW24000

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SW48000

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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BROCADE DCX (DATA CENTER BACKBONE)

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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DCX BLADE - BUNDLED WITH SFP’S

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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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DCX - OPTIONAL SOFTWARE

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DCX - FRU’s

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 27 of 39

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BROCADE DCX-4S (Accessories, FRU’s and Optional SW)

BROCADE DCX-4S - FRU’s

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BROCADE DCX-4S - FRU’s

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 28 of 39

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BROCADE DCX-4S - OPTIONAL SOFTWARE

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BROCADE FX8-24 DCX EXTENSION BLADE

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BROCADE FX8-24 DCX EXTENSION BLADE - FRU’s

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BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE

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BROCADE FCoE 10-24 DCX Blade

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BROCADE FCoE 10-24 DCX Blade - FRU’s

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 29 of 39

FABRIC MANAGER

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Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 30 of 39

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 31 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 32 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 33 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 34 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 35 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 36 of 39

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 37 of 39

AMENDMENT 40 TO SOW-1

EXHIBIT B Updated as of April 13, 2010

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM P/N	Description	Unit Price	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE DCX-4S

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BROCADE DCX-4S MAINTENANCE RENEWALS

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BROCADE 8000

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BROCADE 8000 - MAINTENANCE RENEWALS

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BROCADE 8000 (CEE Only)

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BROCADE 8000 - MAINTENANCE RENEWALS

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 38 of 39

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BROCADE 7800 Extension Switch

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BROCADE 7800 MAINTENANCE RENEWALS

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Amendment 40 to SOW 1 Brocade Confidential Information	Page 39 of 39